UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 23, 2007

BROOKE CORPORATION
(Exact name of registrant as specified in its charter)

Kansas	1-31698	48-1009756
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10950 Grandview Drive, Suite 600, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (913) 661-0123

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 25, 2007, Brooke Corporation issued a press release announcing its financial results for the first quarter ended March 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Certain Officers.

On April 26, 2007, Leland G. Orr was elected by the Board of Directors as our Vice Chairman of the Board and Shawn T. Lowry was elected as our Treasurer. Mr. Orr also continues as our director, Chief Financial Officer and Assistant Secretary and Mr. Lowry also continues as our director and Vice President.

Leland Orr is the brother of Robert D. Orr, our director, Chairman of the Board and Chief Executive Officer. Shawn Lowry is the nephew of each of Robert Orr and Leland Orr. Michael S. Lowry, President and Chief Executive Officer of Brooke Credit Corporation, our subsidiary, is the brother of Shawn Lowry and the nephew of each of Robert Orr and Leland Orr.

Leland G. Orr has served as a director and officer since our inception in 1986. In addition to his election on April 26, 2007 as our Vice Chairman of the Board, he has been our Chief Financial Officer since 1995 and Assistant Secretary since 2001. He served as our President from 2003 until January 2005, our Treasurer from 1986 until April 26, 2007, and as our Secretary from 1986 until 2001. Mr. Orr has also served as Chairman of the Board of Brooke Franchise Corporation, our subsidiary, since May 2006. In addition to his other responsibilities, Mr. Orr manages our processing center in Phillipsburg, Kansas.

In addition to his election on April 26, 2007 as our Treasurer, Shawn T. Lowry had been our director and Vice President since April 2006. He is also President and Chief Executive Officer of Brooke Franchise Corporation, our primary subsidiary. He has served as President of such subsidiary since April 2003, as its Chief Executive Officer since May 2006, and as a member of its board of directors since February 2003. Mr. Lowry joined Brooke Corporation in 1996 as Corporate Sales Representative, was elected Vice President and Missouri State Manager in 1998, became Vice President and Regional Manager in January 2000 and served as Vice President and National Sales Manager from August 2000 until April 2003. He was elected Vice President of Brooke Franchise Corporation after the acquisition of such company by Brooke Corporation in June 2000 and served as such until his election as President in 2003.

Robert D. Orr and Leland G. Orr own a controlling interest in Brooke Holdings, Inc., which owned 46.07% of our common stock at March 31, 2007.

Brooke Holdings, Inc., Robert D. Orr, Leland G. Orr, Anita F. Larson, Shawn T. Lowry, Michael S. Lowry and Kyle L. Garst have agreed to vote their shares of the Company’s common stock together and, as a group, they beneficially owned 6,617,020 shares, or 52.16%, of the Company’s common stock at March 31, 2007.

Shawn Lowry is a co-member of First Financial Group, L.C., which entity guaranteed 50% of a Brooke Credit Corporation loan to The Wallace Agency, L.L.C. of Wanette, Oklahoma and received a 7.50% profit interest in The Wallace Agency. The loan was originated on October 15, 2001 and is scheduled to mature on January 1, 2014. At March 31, 2007, all but an immaterial amount of the entire loan principal balance of $305,000 was sold to unaffiliated lenders. The Company’s exposure to loss on this loan totals $210,000, all of which is the recourse obligation by Brooke Credit Corporation on a loan participation balance. First Financial Group, L.C. sold its ownership interest in the Wallace Agency, L.L.C. back to the Wallace Agency, L.L.C. in March 2007.

Item 7.01 Regulation FD Disclosure.

The information in this Item 7.01, including the exhibits furnished herewith, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On April 23, 2007, Brooke Franchise Corporation, a subsidiary of Brooke Corporation (NASDAQ: BXXX), issued a press release announcing selected March 2007 results. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.

On April 24, 2007, Brooke Credit Corporation, a subsidiary of Brooke Corporation, issued a press release announcing selected March 2007 results. A copy of the press release is furnished as Exhibit 99.3 to this Form 8-K.

Item 8.01  Other Events.

On April 26, 2007, Brooke Corporation issued a press release announcing the declaration by its Board of Directors of a $.18 per share quarterly cash dividend on its common stock. The dividend will be paid on May 25, 2007, to shareholders of record as of the close of business on May 11, 2007. A copy of the press release is furnished as Exhibit 99.4 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press Release dated April 25, 2007 announcing financial results of Brooke Corporation for the first quarter ended March 31, 2007.

Exhibit 99.2 Press Release dated April 23, 2007 announcing selected results of Brooke Franchise Corporation for March 2007.

Exhibit 99.3 Press Release dated April 24, 2007 announcing selected results of Brooke Credit Corporation for March 2007.

Exhibit 99.4 Press Release dated April 26, 2007 announcing a quarterly cash dividend.

The press releases referenced in this Form 8-K and included as exhibits thereto may contain forward-looking statements. All forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: the uncertainty that Brooke Corporation and its subsidiaries will achieve their short-term and long-term profitability and growth goals, uncertainties associated with market acceptance of and demand for Brooke's products and services, the impact of competitive products and pricing, the dependence on third-party suppliers and their pricing, the ability to meet product demand, the availability of funding sources, the exposure to market risks, uncertainties associated with the development of technology, changes in the law and in economic, political and regulatory environments, changes in management, the dependence on intellectual property rights, the effectiveness of internal controls, and risks and factors described from time to time in reports and registration statements filed by Brooke Corporation with the Securities and Exchange Commission. A more complete description of Brooke’s business is provided in Brooke Corporation's most recent annual, quarterly and current reports, which are available from Brooke Corporation without charge or at www.sec.gov.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 04/27/07

BROOKE CORPORATION

/s/ Anita F. Larson
Anita F. Larson
President and Chief Operating Officer

Exhibit Index

99.1 Press Release issued by BROOKE CORPORATION on April 25, 2007.
99.2 Press Release issued by BROOKE FRANCHISE CORPORATION on April 23, 2007.
99.3 Press Release issued by BROOKE CREDIT CORPORATION on April 24, 2007.
99.4 Press Release issued by BROOKE CORPORATION on April 26, 2007.